UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28, 2012

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in charter)

Pennsylvania	0-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 South Main Street, Mansfield, PA		16933
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code:		(570) 662-2121

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On June 29, 2012, Citizens Financial Services, Inc. (the “Company”), the holding company for First Citizens National Bank (the “Bank”), announced that the Bank has converted from a national bank to a Pennsylvania-chartered bank and trust company and member of the Federal Reserve System.  For more information, reference is made to the Company’s press release dated June 29, 2012, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Citizens Financial Services, Inc.

Date: June 29, 2012	By:	/s/ Mickey L. Jones
Mickey L. Jones
Executive Vice President and Chief Financial Officer